UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 15, 2006

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 368-2084

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02  Results of Operations and Financial Condition.

On May 15, 2006, EXCO Resources, Inc. (“EXCO Resources”) issued a press release announcing its financial and operational results for the quarter ended March 31, 2006.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2)of the Securities Act of 1933, as amended.

Certain non-GAAP measures are set forth in Exhibit 99.1.  A non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  We believe that the additional non-GAAP measures are substantially similar to financial measures that are used in covenant calculations required under our credit agreement and the indenture governing our 7-1/4% senior notes and compliance with the liquidity and debt incurrence covenants included in these agreements is considered material to us.  Management also uses these measures internally to evaluate its operating performance and the measures are used for planning and forecasting of future periods.  However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures.  The disclosure in Exhibit 99.1 allows investors to reconcile the non-GAAP measures to GAAP.

Section 8 — Other Events

Item 8.01  Other Events

Our previously filed financial reports, including our Annual Report on Form 10-K for the year ended December 31, 2005, exclude the financial position and results of operations of our former parent EXCO Holdings Inc. (“Holdings”) and EXCO Holdings II, Inc. (“Holdings II”) for the periods prior to October 2, 2005 and subsequent to October 3, 2005, respectively.  Due to the merger of our parent, Holdings (formerly Holdings II), into EXCO Resources on February 14, 2006 concurrent with the closing of our initial public offering, all financial information in our Quarterly Report on Form 10-Q for the period ended March 31, 2006 contains the consolidated financial position and results of EXCO Resources and our parent pursuant to presentation requirements contained in Statement of Financial Position Standards No. 141, “Business Combination,” or SFAS No. 141, for transactions between entities under common control.  For comparative purposes pursuant to SFAS 141, the prior period financial statements of EXCO Resources present the consolidated operations of EXCO Resources and our parent for all periods.  We are filing herewith as Exhibit 99.2 the consolidated financial statements of EXCO Resources and its parent, Holdings, for the year ended December 31, 2005.  For more information on the consolidated financial statements of Holdings at December 31, 2004 and 2003 and for the years then ended, please see our prospectus filed with the Securities and Exchange Commission on February 9, 2006 (File No. 333-129935) pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, filed herewith.

99.1	Press Release dated May 15, 2006 issued by EXCO Resources, Inc., filed herewith.

99.2	Audited Consolidated Financial Statements of EXCO Resources, Inc. as of December 31, 2005, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated: May 15, 2006	By:	/s/ J. DOUGLAS RAMSEY
		Name:	J. Douglas Ramsey, Ph.D.
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

23.1	Consent of Pricewaterhouse Coopers LLP, filed herewith.

99.1	Press Release dated May 15, 2006 issued by EXCO Resources, Inc., filed herewith.

99.2	Audited Consolidated Financial Statements of EXCO Resources, Inc. as of December 31, 2005, filed herewith.